UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELWARE

In re HANCOCK FABRICS, INC., *et al*.

Case No. 16-10296 (BLS)
Reporting Period: 04/03/16 - 04/30/16

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X		
Schedule of Professional Fees Paid	MOR-1b	X		
Copies of bank statements				
Cash disbursements journals				
Statement of Operations	MOR-2	X		
Balance Sheet	MOR-3	X		
Status of Postpetition Taxes	MOR-4	X		
Copies of IRS Form 6123 or payment receipt				
Copies of tax returns filed during reporting period				
Summary of Unpaid Postpetition Debts	MOR-4	X		
Listing of aged accounts payable	MOR-4	X		
Accounts Receivable Reconciliation and Aging	MOR-5	X		
Debtor Questionnaire	MOR-5	X		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

______________________________ ____________________
Signature of Debtor Date

______________________________ ____________________
Signature of Joint Debtor Date

______________________________ ____________________
Signature of Authorized Individual* Date

Rebecca Flick
Printed Name of Authorized Individual

EVP/CFO/Treasurer/Corp Secy
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re HANCOCK FABRICS, INC., et al.
Debtor
(in $000s)

Case No. 16-10296 (BLS)
Reporting Period: 04/03/16 - 04/30/16

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS	CURRENT MONTH	CUMULATIVE FILING TO DATE
	All Accounts[1]	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	4,164	4,164	3,900
RECEIPTS			
CASH SALES	9,108	9,108	21,994
ACCOUNTS RECEIVABLE	47,462	47,462	89,965
LOANS AND ADVANCES	0	0	0
SALE OF ASSETS	0	0	(0)
OTHER (ATTACH LIST)	68,541	68,541	68,867
TRANSFERS (FROM DIP ACCTS)	0	0	(0)
		0	0
TOTAL RECEIPTS	125,111	125,111	180,826
DISBURSEMENTS			
NET PAYROLL	3,096	3,096	9,380
PAYROLL TAXES	788	788	2,950
SALES, USE, & OTHER TAXES	2,430	2,430	5,596
INVENTORY PURCHASES	108	108	15,665
SECURED/ RENTAL/ LEASES	2,194	2,194	4,280
INSURANCE	563	563	1,675
ADMINISTRATIVE	1,443	1,443	3,866
SELLING	60	60	896
OTHER (ATTACH LIST)	34,981	34,981	37,696
NET LOAN PAYDOWN	57,245	57,245	73,008
OWNER DRAW *	0	0	0
TRANSFERS (TO DIP ACCTS)	0	0	(0)
PROFESSIONAL FEES [2]	2,131	2,131	5,480
U.S. TRUSTEE QUARTERLY FEES	56	56	56
COURT COSTS	0	0	0
TOTAL DISBURSEMENTS	105,096	105,096	160,547
NET CASH FLOW	20,015	20,015	20,279
(RECEIPTS LESS DISBURSEMENTS)			
CASH - END OF MONTH	24,179	24,179	24,179

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)	
TOTAL DISBURSEMENTS	$105,096
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$0
LESS: SALES PAID TO LIQUIDATOR	($34,078)
LESS: DISBURSEMENTS MADE ON BEHALF OF LIQUIDATOR	($5,201)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$463
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$66,280

Note 1: The Debtor consolidates all cash accounts into one summary and, thus, is reporting its bank accounts on a consolidated basis. Bank reconciliations are shown individually on schedule MOR-1a.
Note 2: Includes amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 04/03/16 - 04/30/16

OTHER DISBURSEMENTS	AMOUNT	
COMMON CARRIER	868	
PAYMENTS MADE TO LIQUIDATOR (GA)	34,078	
PROF FEES (ORINARY COURSE)	35	
Total Other Disbursements	34,981	

OTHER CASH RECEIPTS		
NET PROCEEDS FROM GA 4/5	68,541	
Total Other Cash Receipts	68,541	

	(in $000s)							
	16-10296	16-10297	16-10299	16-10301	16-10302	16-10300	16-10298	
	Hancock Fabrics, Inc.	Hancock Fabrics, LLC	hancockfabrics.com, Inc.	HF Merchandising, Inc.	HF Resources, Inc.	HF Enterprises, Inc.	Hancock Fabrics of MI, Inc.	Total
Cash Beg Of Month	$ 3,760	$ 225	$ 87	$ 92	$ -	$ -	$ -	$ 4,164
Total Reciepts	$ 112,904	$ 6,709	$ 2,809	$ 2,769	$ -	$ -	$ -	$ 125,111
Total Disbursements	$ 59,845	$ 3,586	$ 1,382	$ 1,467	$ -	$ -	$ -	$ 66,280
Sales Paid to Liquidator	$ 30,770	$ 1,844	$ 711	$ 754	$ -	$ -	$ -	$ 34,078
Disb made on behalf of Liquidator	$ 4,696	$ 281	$ 108	$ 115	$ -	$ -	$ -	$ 5,201
Estate Disb Made By Outside Source	$ 418	$ 25	$ 10	$ 10	$ -	$ -	$ -	$ 463
Net Cash Flow	$ 18,072	$ 1,003	$ 417	$ 443	$ -	$ -	$ -	$ 20,015
Cash End of Month	$ 21,832	$ 1,300	$ 504	$ 535	$ -	$ -	$ -	$ 24,179

Note : Amounts were allocated to each entity based upon the Entities Retail Salaries & Wages as a percentage of Total Company Retail Salaries & Wages. See Summary P&L at end of report

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 04/03/16 - 04/30/16

Bank Reconciliation Summary

401	11	999	Petty Cash Stores	Petty Cash	112,799.48	
Corporate Accounts						
402	11	999	BancorpSouth - Concentration	Corporate Bank Accounts	1,662,701.11	
402	31	999	BancorpSouth - Elavon/GECC	Corporate Bank Accounts	200,000.00	
402	41	999	Wells Fargo - TX Ad Valorem	Corporate Bank Accounts	250,000.00	
402	51	999	Wells Fargo - Operating	Corporate Bank Accounts	16,570,465.31	
402	61	999	Wells Fargo - Utility Account	Corporate Bank Accounts	371,260.00	
402	71	999	BancorpSouth - Operating Acct.	Corporate Bank Accounts	1,304,863.96	
402	81	999	BancorpSouth - Accounts Payable	Corporate Bank Accounts	64,764.42	
402	91	999	Wells Fargo - Consignment Escrow	Corporate Bank Accounts	2,247,990.00	
402	101	999	BancorpSouth - Admin Payroll	Corporate Bank Accounts	44,116.59	
402	131	999	BancorpSouth - Hourly Payroll	Corporate Bank Accounts	35,708.65	
402	511	999	PNC Bank Resources	Corporate Bank Accounts	10,599.42	
402	521	999	PNC Bank Enterprises	Corporate Bank Accounts	13,205.75	22,775,675.21
Store Bank Accounts						
404	11	1025	Store Bank Accounts	Store Bank Accounts	14,103.64	
404	11	1031	Store Bank Accounts	Store Bank Accounts	327,889.63	
404	11	1055	Store Bank Accounts	Store Bank Accounts	208,109.92	
404	11	1060	Store Bank Accounts	Store Bank Accounts	211,889.30	
404	11	1090	Store Bank Accounts	Store Bank Accounts	17,779.69	
404	11	1127	Store Bank Accounts	Store Bank Accounts	18,240.49	
404	11	1146	Store Bank Accounts	Store Bank Accounts	129,116.45	
404	11	1249	Store Bank Accounts	Store Bank Accounts	53,508.88	
404	11	1285	Store Bank Accounts	Store Bank Accounts	8,922.47	
404	11	1294	Store Bank Accounts	Store Bank Accounts	17,547.26	
404	11	1358	Store Bank Accounts	Store Bank Accounts	35,116.64	
404	11	1621	Store Bank Accounts	Store Bank Accounts	19,310.89	
404	11	1668	Store Bank Accounts	Store Bank Accounts	15,985.00	
404	11	1674	Store Bank Accounts	Store Bank Accounts	23,510.02	
404	11	1675	Store Bank Accounts	Store Bank Accounts	27,276.40	
404	11	1685	Store Bank Accounts	Store Bank Accounts	19,403.62	
404	11	1696	Store Bank Accounts	Store Bank Accounts	78,242.19	
404	11	1702	Store Bank Accounts	Store Bank Accounts	17,907.67	
404	11	1769	Store Bank Accounts	Store Bank Accounts	21,782.66	
404	11	6049	Store Bank Accounts	Store Bank Accounts	12,018.23	
404	11	6193	Store Bank Accounts	Store Bank Accounts	13,119.20	1,290,780.25
CASH - END OF MONTH (MOR-1)					**24,179,254.94**	

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 04/03/16 - 04/30/16

Corporate Accounts

	BancorpSouth - Concentration	BancorpSouth - Elavon/GECC	BancorpSouth - Operating Acct.	BancorpSouth - Admin Payroll
Balance per books	**1,662,701.11**	**200,000.00**	**1,304,863.96**	**44,116.59**
Bank Balance	**1,647,402.79**	**200,000.00**	**1,323,050.50**	**40,772.52**
Deposits in Transit	-	-	-	-
In-Transit Sweeps	-	-	-	-
Outstanding Checks	-	-	-	-
Deposits in Op Account	-	-	-	-
Reclass of Oustanding Checks to A/P	-	-	-	-
Unposted GL Entries	15,298.32	-	(18,186.54)	3,344.07
Adjusted Bank Balance	**1,662,701.11**	**200,000.00**	**1,304,863.96**	**44,116.59**

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 04/03/16 - 04/30/16

Corporate Accounts

	BancorpSouth - Hourly Payroll	Wells Fargo Bank-HF Resources	Wells Fargo Bank-HF Enterprises	Wells Fargo Bank-DIP-TX Ad Valorem	Wells Fargo Bank-DIP-Utility Deposits
Balance per books	**35,708.65**	**10,599.42**	**13,205.75**	**250,000.00**	**371,260.00**
Bank Balance	**40,725.70**	**10,599.42**	**13,205.75**	**250,000.00**	**371,260.00**
Deposits in Transit	-	-	-	-	-
In-Transit Sweeps	-	-	-	-	-
Outstanding Checks	-	-	-	-	-
Deposits in Op Account	-	-	-	-	-
Reclass of Oustanding Checks to A/P	-				
Unposted GL Entries	(5,017.05)	-	-	-	-
Adjusted Bank Balance	**35,708.65**	**10,599.42**	**13,205.75**	**250,000.00**	**371,260.00**

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 04/03/16 - 04/30/16

Corporate Accounts

	Wells Fargo Bank-DIP-Operating	Wells Fargo Bank-DIP-Consignment
Balance per books	**16,570,465.31**	**2,247,990.00**
Bank Balance	**16,570,465.31**	**2,247,990.00**
Deposits in Transit	-	-
In-Transit Sweeps	-	-
Outstanding Checks	-	-
Deposits in Op Account	-	-
Reclass of Oustanding Checks to A/P		
Unposted GL Entries	-	-
Adjusted Bank Balance	**16,570,465.31**	**2,247,990.00**

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 04/03/16 - 04/30/16

Corporate Accounts

	BancorpSouth-Accounts Payable
Balance per books	**64,764.42**
Bank Balance	**63,245.47**
Deposits in Transit	-
In-Transit Sweeps	-
Outstanding Checks	(666,937.58)
Deposits in Op Account	-
Reclass of Oustanding Checks to A/P	666,937.58
Unposted GL Entries	1,518.95
Adjusted Bank Balance	**64,764.42**

Deposits in Transit

Date	Amount
	-

Outstanding Checks

Check No.	Amount
122127	216.00
122141	106.62
122161	111.18
122170	8.01
122184	89.87
122187	96.40
122188	17.49
122208	23.60
122223	48.74
122233	72.00
122246	35.54
122287	24.00
122298	35.54
122325	45.66
122337	15.77
122345	72.00
122359	35.54
122833	22.50
122881	72.00
122892	35.54
123114	24.00
123139	35.54
123192	8.70
123197	16,336.06
123223	177.50
123274	10.08
123377	911.51
123409	120.27
123536	1,558.24

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 04/03/16 - 04/30/16

Corporate Accounts

BancorpSouth-Accounts Payable	
123560	305.90
123616	660.00
123718	6.00
123758	437.05
123904	20.00
124071	6,000.00
124204	3,862.50
124246	23.86
124249	33.66
124255	2,500.00
124371	109.50
124400	217.99
124409	304.49
124431	7.91
124489	100.00
124503	100.00
124508	14,000.00
124513	21.52
124516	1,068.12
124518	26.95
124523	25,266.59
124560	372.00
124575	37.50
124580	23.05
124585	4.37
124590	81.51
124594	11.50
124596	6,573.34
124597	49.60
124600	59.00
124601	89.90
124602	377.98
124604	166.36
124609	2,218.11
124610	26,072.79
124644	51.48
124645	87.31
124647	1,322.00
124650	74.04
124660	10,796.64
124662	292.65
124667	15,060.00
124668	6,646.94
124679	858.98
124681	7,839.16
124706	2,196.65
124711	400.00
124721	2,064.00
124722	15,709.67
124732	1,218.47
124745	829.06

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 04/03/16 - 04/30/16

Corporate Accounts

BancorpSouth-Accounts Payable	
124748	16,385.44
124749	2,357.38
124750	68.62
124752	2,710.74
124753	2,500.00
124754	674.17
124755	5,277.65
124756	88.94
124757	284.77
124758	209.89
124759	43.01
124760	2,439.81
124761	35.00
124762	8.30
124763	158.34
124764	206.28
124765	72.00
124766	24.48
124767	167.97
124768	17.85
124769	180.00
124770	20.63
124771	60.02
124772	50.13
124773	65.99
124774	37.50
124775	54.60
124776	59.71
124777	12.27
124778	795.70
124779	24.83
124780	35.54
124781	347.02
124782	30.51
124783	86.98
124784	38.98
124785	92.12
124786	109.50
124787	168.00
124788	80.16
124789	129.24
124790	115.83
124791	324.95
124792	231.02
124793	138.96
124794	19.05
124795	5.74
124796	175.02
124797	180.03
124798	26,762.49
125003	51,450.00

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 04/03/16 - 04/30/16

Corporate Accounts

BancorpSouth-Accounts Payable	
125004	3,540.00
125005	296.19
125006	1,910.00
125007	9,435.05
125008	139.34
125009	3,827.92
125010	1,114.24
125011	962.35
125012	2,322.99
125013	932.97
125014	591.27
125015	47.44
125016	80.73
125017	731.14
125018	1,210.71
125019	2,660.62
125020	3,345.86
125021	418.63
125022	906.60
125023	107.20
125024	1,608.41
125025	2,723.73
125026	12.00
125027	3,072.43
125028	126.67
125029	208.30
125030	372.79
125031	861.57
125032	1,255.51
125033	249.51
125034	45.91
125035	307.77
125036	495.11
125037	90.64
125038	157.17
125039	166.41
125040	21.78
125041	236.35
125042	1,839.49
125043	242.68
125044	10.01
125045	1,977.02
125046	10.51
125047	68.20
125048	109.41
125049	843.36
125050	26.18
125051	1,008.38
125052	42.73
125053	171.14
125054	78.13

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 04/03/16 - 04/30/16

Corporate Accounts

BancorpSouth-Accounts Payable	
125055	118.22
125056	50.82
125057	41.26
125058	261.54
125059	670.70
125060	41.06
125061	1,596.59
125062	1,123.41
125063	71.24
125064	172.73
125065	159.86
125066	285.53
125067	40.55
125068	307.00
125069	1,261.41
125070	110.84
125071	141.37
125072	121.81
125073	209.42
125074	35.32
125075	44.57
125076	32.45
125077	204.41
125078	69.98
125079	175.80
125080	1,215.17
125081	113.61
125082	1,291.65
125083	90.99
125084	1,121.00
125085	1,397.30
125086	92.60
125087	37.49
125088	142.52
125089	6,647.24
125090	394.39
125091	242.78
125092	146.54
125093	4,787.37
125094	1,155.20
125095	1,256.52
125096	681.01
125097	1,598.43
125098	2,122.85
125099	7,134.14
125100	2,882.22
125101	1,089.71
125102	6,726.83
125103	100,389.89
125104	1,325.12
125105	206.56

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 04/03/16 - 04/30/16

Corporate Accounts

BancorpSouth-Accounts Payable	
125106	384.00
125107	3,512.88
125108	3,817.79
125109	1,520.04
125110	1,961.38
125111	3,541.19
125112	1,273.48
125113	2,271.10
125114	59.91
125115	648.29
125116	19,743.28
125117	979.80
125118	75.95
125119	53.30
125120	267.43
125121	1,463.62
125122	354.89
125123	110.81
125124	434.96
125125	1,911.53
125126	976.00
125127	351.55
125128	2,144.88
125129	40.00
125130	128.00
125131	176.46
125132	560.00
125133	998.71
125134	179.12
125135	32.64
125136	1,680.66
125137	1,444.03
125138	62.21
125139	51.95
125140	497.93
125141	2,641.26
125142	124.07
125143	1,665.92
125144	4.00
125145	236.00
125146	88.59
125147	232.50
125148	548.56
125149	99.66
125150	2,394.48
125151	215.60
125152	2,773.92
125153	191.08
125154	40.80
125155	150.56
125156	325.00

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 04/03/16 - 04/30/16

Corporate Accounts

BancorpSouth-Accounts Payable	
125157	98.63
125158	1,608.65
125159	1,577.89
125160	137.26
125161	251.16
125162	1,381.53
125163	972.93
125164	2,377.33
125165	759.07
125166	4,566.27
125167	40.00
125168	2,384.00
125169	965.73
125170	962.07
125171	256.64
125172	3,848.42
125173	220.77
125174	1,397.44
125175	574.89
125176	985.54
125177	639.50
125178	1,055.20
125179	9,077.96
125180	2,346.04
125181	1,666.83
125182	452.48
125183	58.18
125184	320.16
125185	2,851.03
125186	127.19
125187	2,208.68
125188	1,023.84
125189	17,337.40
125190	3,862.50
125191	1,459.10
125192	328.00
125193	56.72
125194	60.22
125195	747.00
125196	4,451.96
125197	41.70
125198	8,539.54
125199	52.45
125200	34.32
125201	472.54
125202	178.22
125203	80.40
125204	214.15
125205	254.43
125206	26.00
125207	76.79

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 04/03/16 - 04/30/16

Corporate Accounts

BancorpSouth-Accounts Payable	
125208	9,563.24
125209	123.02
125210	22.40
125211	1,878.11
125212	1,245.71
125213	40.00
125214	352.99
125215	734.86
125216	4,756.00
	666,937.58

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 04/03/16 - 04/30/16

Store Bank Accounts

	Simmons First National Bank		Wells Fargo		Regions		JP Morgan Chase
Balance per books	**14,103.64**		**327,889.63**		**208,109.92**		**211,889.30**
Bank Balance	**14,431.80**		**138,122.08**		**86,411.43**		**73,113.80**
Deposits in Transit	-		189,009.45		108,187.00		129,775.95
In-Transit Sweeps	-		-		-		-
Outstanding Checks	-		-		-		-
Deposits in Op Account	-		10,162.52		-		-
Unposted GL Entries	(328.16)		(9,404.42)		13,511.49		8,999.55
Adjusted Bank Balance	**14,103.64**		**327,889.63**		**208,109.92**		**211,889.30**
Deposits in Transit		4/27/2016	1,046.13	4/27/2016	1,017.21	4/27/2016	368.36
		4/28/2016	3,560.03	4/28/2016	729.62	4/28/2016	2,627.89
		4/29/2016	83,040.37	4/29/2016	47,581.56	4/29/2016	53,552.60
		4/30/2016	101,362.92	4/30/2016	58,858.61	4/30/2016	73,227.10
	-		189,009.45		108,187.00		129,775.95

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 04/03/16 - 04/30/16

Store Bank Accounts

		BancFirst		First Bank		Wells Fargo (Wachovia)		Wells Fargo LLC
Balance per books		**17,779.69**		**18,240.49**		**129,116.45**		**53,508.88**
Bank Balance		**12,655.43**		**14,801.01**		**49,956.19**		**25,309.12**
Deposits in Transit		5,039.56		3,426.05		82,240.50		28,949.78
In-Transit Sweeps		-		-		-		-
Outstanding Checks		-		-		-		-
Deposits in Op Account		-		-		-		-
Unposted GL Entries		84.70		13.43		(3,080.24)		(750.02)
Adjusted Bank Balance		**17,779.69**		**18,240.49**		**129,116.45**		**53,508.88**
Deposits in Transit	4/28/2016	1,166.23	4/29/2016	1,695.83	4/28/2016	868.65	4/29/2016	14,016.65
	4/29/2016	1,346.47	4/30/2016	1,730.22	4/29/2016	39,045.24	4/30/2016	14,933.13
	4/30/2016	2,526.86			4/30/2016	42,326.61		
		5,039.56		3,426.05		82,240.50		28,949.78

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 04/03/16 - 04/30/16

Store Bank Accounts

	SunTrust Bank	Bank of Oklahoma	Commerce Bank	First National Bank
Balance per books	**8,922.47**	**17,547.26**	**35,116.64**	**19,310.89**
Bank Balance	**9,123.17**	**13,211.69**	**28,697.07**	**15,488.35**
Deposits in Transit	-	4,112.35	6,195.65	3,625.56
In-Transit Sweeps	-	-	-	-
Outstanding Checks	-	-	-	-
Deposits in Op Account	-	-	-	-
Unposted GL Entries	(200.70)	223.22	223.92	196.98
Adjusted Bank Balance	**8,922.47**	**17,547.26**	**35,116.64**	**19,310.89**

	SunTrust Bank	Bank of Oklahoma		Commerce Bank		First National Bank	
Deposits in Transit		4/29/2016	1,486.10	4/29/2016	1,030.25	4/29/2016	1,600.48
		4/30/2016	2,626.25	4/30/2016	1,897.35	4/30/2016	2,025.08
				4/29/2016	1,420.70		
				4/30/2016	1,847.35		
	-		4,112.35		6,195.65		3,625.56

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 04/03/16 - 04/30/16

Store Bank Accounts

	American National Bank		BancFirst		BMO Harris Bank		First Merit Bank	
Balance per books		**15,985.00**		**23,510.02**		**27,276.40**		**19,403.62**
Bank Balance		**12,948.57**		**23,876.69**		**22,280.14**		**16,002.79**
Deposits in Transit		3,030.48		-		4,889.47		3,400.83
In-Transit Sweeps		-		-		-		-
Outstanding Checks		-		-		-		-
Deposits in Op Account		-		-		-		-
Unposted GL Entries		5.95		(366.67)		106.79		-
Adjusted Bank Balance		**15,985.00**		**23,510.02**		**27,276.40**		**19,403.62**
Deposits in Transit	4/29/2016	1,754.11			4/29/2016	2,440.34	4/29/2016	1,645.15
	4/30/2016	1,276.37			4/30/2016	2,449.13	4/30/2016	1,755.68
		3,030.48		-		4,889.47		3,400.83

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 04/03/16 - 04/30/16

Store Bank Accounts

	PNC Bank		US Bank		Commercial National Bank	
Balance per books		**78,242.19**		**17,907.67**		**21,782.66**
Bank Balance		**75,311.52**		**14,377.66**		**18,447.18**
Deposits in Transit		2,821.62		3,445.54		3,279.77
In-Transit Sweeps		-		-		-
Outstanding Checks		-		-		-
Deposits in Op Account		-		-		-
Unposted GL Entries		109.05		84.47		55.71
Adjusted Bank Balance		**78,242.19**		**17,907.67**		**21,782.66**
Deposits in Transit	4/29/2016	1,490.01	4/29/2016	1,314.79	4/29/2016	1,019.78
	4/30/2016	1,331.61	4/30/2016	2,130.75	4/30/2016	2,259.99
		2,821.62		3,445.54		3,279.77

In re HANCOCK FABRICKS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 04/03/16 - 04/30/16

Store Bank Accounts

	Genoa Bank		Associated Bank N.A.	
Balance per books		**12,018.23**		**13,119.20**
Bank Balance		**10,154.84**		**10,063.72**
Deposits in Transit		1,853.39		2,894.02
In-Transit Sweeps		-		-
Outstanding Checks		-		-
Deposits in Op Account		-		-
Unposted GL Entries		10.00		161.46
Adjusted Bank Balance		**12,018.23**		**13,119.20**
Deposits in Transit	4/29/2016	768.06	4/29/2016	1,441.56
	4/30/2016	1,085.33	4/30/2016	1,452.46
		1,853.39		2,894.02

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 04/03/16 - 04/30/16

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

(in $000s)

Payee	Period Covered	Amount Approved	Payor	Check Number	Check Date	Amount Paid Fees	Amount Paid Expenses	Year-To-Date Fees	Year-To-Date Expenses
Case Professionals			HANCOCK FABRICS, INC., et al.	154304	2/12/2016			700	
Case Professionals			HANCOCK FABRICS, INC., et al.	133688	2/22/2016			295	
Case Professionals			HANCOCK FABRICS, INC., et al.	194375	2/26/2016			295	
Case Professionals			HANCOCK FABRICS, INC., et al.		03/04/16			279	
Case Professionals			HANCOCK FABRICS, INC., et al.		03/11/16			107	
Case Professionals			HANCOCK FABRICS, INC., et al.		03/11/16			279	
Case Professionals			HANCOCK FABRICS, INC., et al.		03/18/16			279	
Case Professionals			HANCOCK FABRICS, INC., et al.		03/25/16			279	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/01/16			729	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/01/16			100	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/01/16			7	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/03/16	800		800	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/04/16	95		95	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/04/16	19		19	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/06/16	10	93	10	93
Case Professionals			HANCOCK FABRICS, INC., et al.		04/08/16	172		172	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/13/16	11	86	11	86
Case Professionals			HANCOCK FABRICS, INC., et al.		04/15/16	172		172	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/20/16	29	93	29	93
Case Professionals			HANCOCK FABRICS, INC., et al.		04/22/16	164		164	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/27/16	100		100	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/27/16	31	93	31	93
Case Professionals			HANCOCK FABRICS, INC., et al.		04/29/16	163		163	
			Totals			1,766	365	5,115	365

Note: Includes amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 04/03/16 - 04/30/16

STATEMENT OF OPERATIONS

(Income Statement)

(in $000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	52,325	108,879
Less: Returns and Allowances	0	0
Net Revenue	**$52,325**	**$108,879**
COST OF GOODS SOLD		
Beginning Inventory	84,748	95,238
Add: Purchases	2,155	21,423
Add: Cost of Labor	0	0
Add: Other Costs (attach schedule)	0	0
Less: Ending Inventory	(62,491)	(62,491)
Cost of Goods Sold	24,411	54,170
Gross Profit	27,914	54,709
OPERATING EXPENSES		
Advertising	163	1,215
Auto and Truck Expense	6	19
Bad Debts	3	3
Contributions	(0)	(0)
Employee Benefits Programs	385	787
Insider Compensation*	231	702
Insurance	140	610
Management Fees/Bonuses	38	89
Office Expense	95	237
Pension & Profit-Sharing Plans	137	445
Repairs and Maintenance	145	497
Rent and Lease Expense	1,520	5,575
Salaries/Commissions/Fees	3,406	10,587
Supplies	222	577
Taxes - Payroll	334	1,000
Taxes - Real Estate	399	1,158
Taxes - Other	60	120
Travel and Entertainment	30	204
Utilities	582	1,933
Other (attach schedule)	1,029	3,125
Total Operating Expenses Before Depreciation	**8,925**	**28,884**
Depreciation/Depletion/Amortization	296	978
Net Profit (Loss) Before Other Income & Expenses	**18,693**	**24,847**
OTHER INCOME AND EXPENSES		
Other Income (attach schedule)	(490)	(73,911)
Interest Expense	1,708	5,573
Other Expense (attach schedule)	42,430	42,819
Net Profit (Loss) Before Reorganization Items	**(24,955)**	**50,365**
REORGANIZATION ITEMS		
Professional Fees [(1)]	2,131	5,480
U. S. Trustee Quarterly Fees	54	124
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	(0)	(1)
Gain (Loss) from Sale of Equipment	(0)	(0)
Other Reorganization Expenses (attach schedule)	(0)	(0)
Total Reorganization Expenses	**2,185**	**5,603**
Income Taxes	0	0
Net Profit (Loss)	**($27,140)**	**$44,762**

*"Insider" is defined in 11 U.S.C. Section 101(31).

Note 1: Includes amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 04/03/16 - 04/30/16

STATEMENT OF OPERATIONS - continuation sheet

(in $000s)

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs		
	$0	$0
	$0	$0
	$0	$0
	$0	$0
Total Other Costs	$0	$0
Other Operational Expenses		
Discount on Credit Card Sales	$798	$1,552
Outside D/C Labor	$79	$263
reclass ordinary pro fees to other	$60	$799
Over/Short	$33	$45
Miscellaneous Operating Expens	$22	$70
Outside Services	$14	$242
Recruiting Fees and Expenses	$9	$25
Outside Service - Inventory	$9	$104
GIFT CARD FEES	$4	$13
Theft	$1	$1
Outside Services - Remodel	$0	$10
Employee Relations and Trainin	$0	$1
Total Other Operational Expenses	$1,029	$3,125
Other Income		
Commission Income	($1)	($196)
Non - Operating Income	($489)	($73,715)
	$0	$0
Total Other Income	($490)	($73,911)
Other Expenses		
Non - Operating Expense	$40,350	$40,784
Reclass $800K Hillco Breakup Fee	($800)	($800)
Gain or Loss on FA Disposition	$2,825	$2,828
Directors Fees	$55	($3)
Check Authorization Fees	$1	$1
Transfer Agent Expense	$0	$0
Investor Relations	$0	$1
Commission Expense	($0)	$6
Stockholder Service		$1
Total Other Expenses	$42,430	$42,819
Other Reorganization Expenses		
	$0	$0
	$0	$0
Total Other Reorganization Expenses	$0	$0

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for tl bankruptcy proceeding, should be reported as a reorganization item.
Note 1: Represents reversal of accrual from prior accounting period.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 04/03/16 - 04/30/16

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.
(in $000s)

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents	24,193	3,905
Restricted Cash and Cash Equivalents (see continuation sheet)	0	0
Accounts Receivable (Net)	4,571	898
Notes Receivable	0	0
Inventories	62,491	95,238
Prepaid Expenses	2,873	2,235
Professional Retainers [1]	1,225	1,231
Other Current Assets (attach schedule)	5,570	1,523
TOTAL CURRENT ASSETS	**$100,922**	**$105,031**
PROPERTY AND EQUIPMENT		
Real Property and Improvements	26,959	26,959
Machinery and Equipment	405	405
Furniture, Fixtures and Office Equipment	45,736	54,986
Leasehold Improvements	5,293	8,145
Vehicles	642	642
Less Accumulated Depreciation	(52,844)	(60,393)
TOTAL PROPERTY & EQUIPMENT	**$26,191**	**$30,744**
OTHER ASSETS		
Loans to Insiders*	0	0
Other Assets (attach schedule)	4,383	5,671
TOTAL OTHER ASSETS	**$4,383**	**$5,671**
TOTAL ASSETS	**$131,496**	**$141,446**

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT EN[D OF] CURRENT REPORTING
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)		
Accounts Payable	3,543	0
Taxes Payable (refer to FORM MOR-4)	4,853	0
Wages Payable	420	0
Accrued Expenses (attach schedule)	9,688	0
Notes Payable	(0)	0
Rent / Leases - Building/Equipment	2,515	0
Secured Debt - WF/GA/DBT	(283)	0
Professional Fees	(0)	0
Amounts Due to Insiders*	(0)	0
Other Postpetition Liabilities (attach schedule)	0	0
TOTAL POSTPETITION LIABILITIES	**$20,736**	**$0**
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt - 1st Lien (Revolver)	(0)	55,125
Secured Debt - 2nd Lien (Term)	6,000	17,500
Secured Debt - 3rd Lien (Notes)	8,204	8,204
Priority Debt	3,254	6,875
Other Prepetition Liabilities (attach schedule)	58,217	63,397
Unsecured Debt	25,524	25,836
TOTAL PRE-PETITION LIABILITIES	**$101,199**	**$176,937**
TOTAL LIABILITIES	**$121,935**	**$176,937**
OWNER EQUITY		
Capital Stock	371	371
Additional Paid-In Capital	93,478	93,478
Partners' Capital Account	(0)	(0)
Owner's Equity Account	(0)	(0)
Retained Earnings - Pre-Petition	(129,050)	(129,339)
Retained Earnings - Postpetition	44,762	(0)
Adjustments to Owner Equity (attach schedule)	(0)	(0)
Postpetition Contributions (Distributions) (Draws) (attach schedule)	(0)	(0)
NET OWNER EQUITY	**$9,560**	**($35,491)**
TOTAL LIABILITIES AND OWNERS' EQUITY	**$131,496**	**$141,446**

*"Insider" is defined in 11 U.S.C. Section 101(31).
Note 1 - Reflects professional fee payments made prior to petition date.

BALANCE SHEET - continuation sheet

(in $000s)

ASSETS		BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets			
	A/R - Independents	5	2
	A/R - Affinion Group	679	539
	A/R - Miscellaneous	(11)	202
	A/R Volume Discounts	14	14
	Due from Pension Fund	27	4
	Employee Signing Bonus A/R	4	26
	Insurance Claims Receivable	630	735
	SBLC Reserve (Held by Wells Fargo)	4,222	0
Total Current Other Assets		5,570	1,523
Other Assets			
	Utility Deposits	412	222
	Work Comp Loss Fund	192	192
	G/L Loss Fund	30	30
	FSA Deposit-UHC	8	8
	ADP Aline Pay Card Deposit	18	8
	A/R Hirschberg Schutz	254	254
	Goodwill (Net)	2,880	2,880
	Deferred Charges	558	2,077
	Chapter 11 Bankruptcy Deposits	30	0
	Other	0	0
Total Other Assets		4,383	5,671

LIABILITIES AND OWNER EQUITY		BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities			
		0	0
		0	0
Total Other Postpetition Liabilities		0	0
Other Prepetition Liabilities			
	Pension Liabilities	41,702	41,600
	Post Retirement Benefits	3,074	3,062
	Workers Comp Reserves	2,433	2,655
	Accrued Rent Liability - ST	1,127	1,630
	Accrued Real Estate Taxes - LL	1,652	1,974
	Accrued Franchise Taxes	57	57
	Capital Lease Obligation	2,311	2,209
	Stepped Rent	1,597	1,975
	Unapplied Rent Credit	1,296	1,618
	Mdse Liability Reserves / Adjustments	1,208	4,824
	L/T Deferred Comp	1,036	1,070
	Accrued G/L Liability - ST	723	723
Total Other Prepetition Liabilities		58,217	63,397

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 04/03/16 - 04/30/16

BALANCE SHEET - continuation sheet

(in $000s)

Accrued Expenses - Detail			
	Due to Liquidator	5,881	0
	Holding-A/P Warehouse	2,261	0
	AP Utilities	286	0
	Medical Ins	295	0
	A/P In Transit Merchandise	265	0
	Accrued Int NP	249	0
	Accounts Payable Other	212	0
	US Trustee Quarterly Fees	70	
	Other	168	0
Total Accrued Expenses - Detail		9,688	0

Adjustments to Owner Equity			
		0	0
		0	0
		0	0
Total Adjustments to Owner Equity		0	0
Postpetition Contributions (Distributions) (Draws)			
		0	0
		0	0
		0	0
Total Postpetition Contributions (Distributions) (Draws)		0	0

Restricted Cash is cash that is restricted for a specific use and not available to fund operations.
Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 04/03/16 - 04/30/16

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.
(in $000s)

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding	100	284	208	4/7, 4/14, 4/19, 4/21, 4/26, 4/28	EFT	175
FICA-Employee	25	290	241	4/7, 4/14, 4/19, 4/21, 4/26, 4/28	EFT	75
FICA-Employer	25	290	241		EFT	75
Unemployment	0		0		EFT	0
Income	0		0			0
Other:	0		0			0
Total Federal Taxes	**150**	**864**	**690**			**324**
State and Local						
Withholding	-1	96	74	4/7, 4/14, 4/19, 4/21, 4/26, 4/28	EFT	21
Sales	1,970	3,888	2,363	4/8, 4/18, 4/20	EFT	3,494
Excise	0	0	0			0
Unemployment	0	0	0		EFT	0
Real Property	515	532	201	4/1, 4/6, 4/11, 4/13, 4/14, 4/20,4/22,4/25,4/27,4/29		845
Personal Property	112	60	4	4/1	EFT	168
Other:	0	0	0			0
Total State and Local	**2,595**	**4,576**	**2,642**			**4,529**
Total Taxes	**2,745**	**5,440**	**3,332**			**4,853**

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due				
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	0	3,543				3,543
Wages Payable		420				420
Taxes Payable		4,853				4,853
Rent/Leases-Building		2,515				2,515
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Professional Fees						0
Amounts Due to Insiders*						0
Other:						0
Other:						0
Total Postpetition Debts	**0**	**11,331**	**0**	**0**	**0**	**11,331**

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 04/03/16 - 04/30/16

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(in $000s)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	5,215
+ Amounts billed during the period	46,817
- Amounts collected during the period	(47,462)
Total Accounts Receivable at the end of the reporting period	**4,571**
Accounts Receivable Aging	**Amount**
0 - 30 days old	4,571
31 - 60 days old	0
61 - 90 days old	0
91+ days old	0
Total Accounts Receivable	**4,571**
Amount considered uncollectible (Bad Debt)	0
Accounts Receivable (Net)	**4,571**

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X	
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	X	

Note 1: GOB sale approved as part of the financing Order.

Bank Accounts Opened in April

Hancock Fabrics, Inc. – DIP – Consignment 4084297852
Hancock Fabrics, Inc. – DIP – Operating 4155096456 (re-activated)

Hancock Fabrics
2015 P&L Allocation
(in dollars)

	Total 2015	Hancock Fabrics, Inc. 16-10296	Hancock Fabrics, LLC 16-10297	Hancock Fabrics of MI 16-10298	Hancockfabrics.com 16-10299	HF Enterprises, Inc. 16-10300	HF Merchandising, Inc. 16-10301	HF Resources, Inc. 16-10302
Net Sales	269,710,160	248,567,492	13,783,691	-	7,358,977	-	-	-
COGS	161,369,217	148,899,207	7,500,765	-	4,969,236	-	9	-
Gross Margin	108,340,944	74,615,955	5,028,830	-	2,389,741	-	26,306,417	-
Store-ops Expenses	115,592,738	95,064,177	5,621,492	-	2,950,085	(7,896,623)	29,082,686	(9,229,079)
General and Admin Expenses	12,189,378	6,596,304	113,726	-	316	3,317	5,472,398	3,317
Total Expenses	127,782,116	101,660,481	5,735,218	-	2,950,401	(7,893,307)	34,555,084	(9,225,762)
Total Net Income/(Loss)	(19,441,172)	(27,044,526)	(706,388)	-	(560,659)	7,893,307	(8,248,667)	9,225,762
Memo:								
Retail Salary & Wages (included in Store-ops Exp)	33,132,429	29,915,659	1,792,489	-	690,871	-	733,410	-